WILMINGTON PRIME MONEY MARKET PORTFOLIO
WILMINGTON U.S. GOVERNMENT PORTFOLIO
WILMINGTON TAX EXEMPT PORTFOLIO

of WT Mutual Fund

Supplement Dated December 3, 2004 to Prospectuses Dated November 1, 2004

The information in this Supplement updates the corresponding information in, and should be read in conjunction with, both the Service Shares and Investor Shares Prospectuses of the Wilmington Funds — Money Market Portfolios of WT Mutual Fund dated November 1, 2004 (the “Prospectuses”).

               On page 17 of each of the Prospectuses, the second paragraph under the heading “Pricing of Shares” is deleted in its entirety and replaced with the following:

PFPC Inc. determines the NAV per share of the Tax-Exempt Portfolio as of 12:00 Noon Eastern time on each “business day” (i.e., a day that the New York Stock Exchange (the “Exchange”) and the transfer agent are open for business). PFPC Inc. determines the NAV per share of the Prime Money Market Portfolio and U.S. Government Portfolio as of 2:00 p.m. and 4:00 p.m. Eastern time on each business day. The NAV is calculated by adding the value of all securities and other assets in a Portfolio, deducting its liabilities and dividing the balance by the number of outstanding shares in that Portfolio. The price at which a purchase, redemption or exchange is effected is based on the next calculation of NAV after the order is received by an authorized financial institution or the transfer agent.

               On page 18 of each of the Prospectuses, the second full paragraph entitled “Additional Information Regarding Purchases” under the heading “Purchase of Shares” is deleted in its entirety and replaced with the following:

Additional Information Regarding Purchases: Orders placed and payments for which are received in or converted into federal funds for your account by 12:00 Noon Eastern time for the Tax-Exempt Portfolio will be accepted at the price determined at 12:00 Noon Eastern time. Your shares will begin to accrue dividends on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 12:00 Noon Eastern time your shares will begin to accrue dividends on the following business day.

Orders placed and payments for which are received in or converted into federal funds for your account by 2:00 p.m. Eastern time for both the Prime Money Market Portfolio and the U.S. Government Portfolio will be accepted at the price determined at 2:00 p.m. Eastern time. Orders placed and payments for which are received or converted into federal funds after 2:00 p.m. and up to 4:00 p.m. will be accepted at the price determined at 4:00 p.m. In each case, shares purchased on or before 4:00 p.m. will receive the dividend declared on that business day. If your order is placed and payments are received in or converted into federal funds for your account after 4:00 p.m. your shares will begin to accrue dividends on the following business day.

               The first paragraph after the heading “Redemption of Shares” on page 18 and continuing on page 19 is deleted in its entirety and replaced with the following:

You may sell (redeem) your shares on any business day, as described below. Redemptions are effected at the NAV next determined after the transfer agent has received your redemption request. There is no fee when Portfolio shares are redeemed. It is the responsibility of Wilmington Trust or the Service Organization to transmit redemption orders and credit their customers’ accounts with redemption proceeds on a timely basis. Redemption checks are normally mailed on the next business day following receipt by the transfer agent of redemption instructions. Receipt of redemption proceeds by wire and eligibility with respect to dividends declared on the day of redemption are as follows (all times are Eastern time):

          Wilmington Tax-Exempt Portfolio

Receipt of Redemption Request by Fund
	On or Before	After
	12:00 Noon	12:00 Noon
On What Day Will My Redemption Proceeds Normally Be Wired to My Account?	Same Business Day	Next Business Day

Will I Be Eligible to Receive the Day’s Dividend?	No	Yes

          Wilmington Prime Money Market Portfolio and Wilmington U.S. Government Portfolio

Receipt of Redemption Request by Fund
After
2:00 p.m.
	On or Before	and up to	After
	2:00 p.m.	4:00 p.m.	4:00 p.m.
On What Day Will My Redemption Proceeds Normally Be Wired to My Account?	Same Business Day	Next Business Day	Next Business Day

Will I Be Eligible to Receive the Day’s Dividend?	No	No	Yes

If you purchased your shares through an account at Wilmington Trust or a Service Organization, you should contact Wilmington Trust or the Service Organization for information relating to redemptions. The Portfolio’s name and your account number should accompany any redemption requests.

               On page 19 of each of the Prospectuses, the fourth full paragraph entitled “Additional Information Regarding Redemptions” under the heading “Redemption of Shares” is deleted in its entirety and replaced with the following:”

Additional Information Regarding Redemption: The processing of redemptions and the delivery of the proceeds may be delayed beyond the same or next business day. Among the reasons for this are days where the Exchange may be closed, when an emergency exists that makes it difficult to execute portfolio transactions or by the order of the Securities and Exchange Commission for the protection of Portfolio shareholders. Other events could cause a delay as well.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE